R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s May 4, 2023 EXHIBIT 99.2 Carlyle Reports First Quarter 2023 Financial Results

Carlyle Reports First Quarter 2023 Financial Results NEW YORK AND WASHINGTON – May 4, 2023 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the first quarter ended March 31, 2023. Dividend The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on May 16, 2023, payable on May 23, 2023. Conference Call Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, May 4, 2023, to discuss its first quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $381 billion of assets under management as of March 31, 2023, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 people in 29 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle. 2 “We are in the midst of one of the most complex financial markets in recent memory, which is clouding the near- term outlook and impacting market sentiment. However, I’m confident in the long history of our global firm in successfully investing through all cycles, and fully expect Carlyle to continue to expand and diversify our platform to drive shareholder value over the long term.” HARVEY M. SCHWARTZ Chief Executive Officer

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important Forward Looking Statements factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 9, 2023, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Kristen Greco Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com leigh.farris@carlyle.com kristen.greco@carlyle.com

First Quarter 2023 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Fund management fees increased 11% in 1Q’23 from the comparable period in 2022, reflecting the impact of fundraising in our latest vintage U.S. Buyout and Europe Technology carry funds, the impact of capital deployment in funds on which management fees are based on invested capital, as well as management fees from our strategic acquisitions in CBAM and Abingworth. These increases were partially offset by the impacts of realizations in funds on which management fees are based on invested capital and basis stepdowns from commitments to invested capital on prior vintage funds. • Investment income (loss), including performance allocations, 1Q’23 reflects 2% appreciation in our carry portfolio, compared to 5% in 1Q’22. • Equity-based compensation increased in 1Q’23 from the comparable period in 2022, driven by awards granted in 1Q’23, including inducement equity awards granted to our new CEO in February, which contain time and performance vesting conditions over five years. (Dollars in millions, except per share amounts) 1Q'22 1Q'23 REVENUES Fund management fees $ 450.5 $ 500.8 Incentive fees 14.0 19.8 Investment income, including performance allocations 1,029.8 172.5 Revenue from consolidated entities 61.7 121.9 All other revenues 25.8 44.0 Total Revenues 1,581.8 859.0 EXPENSES Cash-based compensation and benefits 254.3 260.2 Equity-based compensation 39.7 54.4 Performance allocations and incentive fee related compensation 370.7 105.7 General, administrative and other expenses 106.3 159.2 Expenses from consolidated entities 42.8 93.7 Interest and other non-operating expenses 28.1 29.8 Total Expenses 841.9 703.0 Net investment gains (losses) of consolidated funds 2.8 3.6 Income before provision for income taxes1 742.7 159.6 Provision for income taxes 147.9 34.3 Net income 594.8 125.3 Net income attributable to non-controlling interests 23.2 24.6 Net income attributable to The Carlyle Group Inc. Common Stockholders $ 571.6 $ 100.7 Net income attributable to The Carlyle Group Inc. per common share: Basic $ 1.60 $ 0.28 Diluted $ 1.57 $ 0.28 Supplemental information: Income before provision for taxes margin2 47.0% 18.6 % Effective tax rate 19.9% 21.5 % Net performance revenues3 $ 339.5 $ 55.1 Carlyle First Quarter 2023 U.S. GAAP Results Net income attributable to The Carlyle Group Inc. common stockholders was $101 million for Q1 2023, or $0.28 per share on a diluted basis 5See Notes at end of document.

Carlyle First Quarter 2023 Highlights

Financial Measures

- Distributable Earnings ("DE") of $272 million for Q1 2023 on a pre-tax basis, or $0.63 per common share on a post-tax basis
- Fee Related Earnings ("FRE") of $193 million for Q1 2023
- Realized Net Performance Revenues of $70 million for Q1 2023
- Net Accrued Performance Revenues of $4.0 billion
- Declared a quarterly dividend of $0.35 per common share, payable to shareholders of record as of May 16, 2023

Assets Under Management

- Total Assets Under Management: $381 billion, up 17% year-over-year
- Fee-earning Assets Under Management: $271 billion, up 29% year-over-year
- Perpetual Capital Fee-earning AUM: $62 billion, representing 23% of total Fee-earning AUM
- Pending Fee-earning AUM: $13 billion, down 7% year-over-year
- Available Capital for investment: $73 billion, down 13% year-over-year

Key Metrics

- Fundraising: $6.8 billion in Q1 2023 and $27.6 billion for the LTM
- Invested Capital (carry funds): $3.8 billion in Q1 2023 and $27.8 billion for the LTM
- Realized Proceeds (carry funds): $4.5 billion in Q1 2023 and $31.9 billion for the LTM
- Carry Fund Appreciation: 2% in Q1 2023 and 7% for the LTM

6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. The equity-based compensation below also include amounts reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations. (3) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 29. (4) The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on May 16, 2023, payable on May 23, 2023. See Notes at the end of the document for our Dividend Policy. Carlyle First Quarter 2023 Total Segment Operating Results (Dollars in millions, except per share amounts) 1Q'22 1Q'23 SEGMENT REVENUES Fund management fees $ 454.2 $ 506.2 Transaction and portfolio advisory fees, net and other 16.2 16.4 Fee related performance revenues1 44.5 28.8 Total segment fee revenues 514.9 551.4 Realized performance revenues 236.3 165.1 Realized principal investment income (loss) 26.3 23.8 Interest income 2.0 13.9 Total Segment Revenues $ 779.5 $ 754.2 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 245.8 $ 260.6 Realized performance revenues related compensation 118.3 95.6 Total compensation and benefits2 364.1 356.2 General, administrative and other expenses 76.3 87.5 Depreciation and amortization expense 9.5 9.9 Interest expense 26.8 29.0 Total Segment Expenses $ 476.7 $ 482.6 Total Segment Revenues $ 779.5 $ 754.2 Total Segment Expenses 476.7 482.6 (=) Distributable Earnings $ 302.8 $ 271.6 (-) Realized Net Performance Revenues 118.0 69.5 (-) Realized Principal Investment Income (Loss) 26.3 23.8 (+) Net Interest 24.8 15.1 (=) Fee Related Earnings $ 183.3 $ 193.4 After-tax Distributable Earnings per common share3 $ 0.74 $ 0.63 Dividend per common share4 $ 0.325 $ 0.35 Equity-based compensation $ 40.7 $ 57.1 7

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Distributable Earnings • Distributable Earnings were $272 million in Q1 2023 • Realized Net Performance Revenues were $70 million in Q1 2023 – Q1 2023 results driven by our third Japan Buyout fund, our U.S. Equity Opportunities funds, our eighth U.S. Real Estate fund, and our first Credit Opportunities fund • Realized Principal Investment Income was $24 million in Q1 2023 Quarterly Distributable Earnings ($mn) $303 $529 $644 $433 $272 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Distributable Earnings ($mn) $598 $834 $193 $2,244 $1,909 $272 Fee Related Earnings Realized Net Performance Revenues Realized Principal Investment Income Net Interest 2021 2022 1Q'23 8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $193 million in Q1 2023, a 6% increase from $183 million in Q1 2022 • Fund management fees were $506 million in Q1 2023, an 11% increase from $454 million in Q1 2022, driven by the impact of additional fundraising in our latest vintage U.S. Buyout and Europe Technology funds, the impact of strategic transactions, and $8 million in catch- up management fees compared to less than $1 million in Q1 2022 • Fee related performance revenues1 totaled $29 million in Q1 2023, down from $45 million in Q1 2022. Fee related performance revenues, net of related compensation expense, were $16 million in Q1 2023 and $24 million in Q1 2022 • Cash-based compensation & benefits were $261 million in Q1 2023, a 6% increase from $246 million in Q1 2022 driven by the impact of an increase in our number of employees and related employer payroll taxes • General & administrative expenses were $88 million in Q1 2023, an increase of 15% from Q1 2022, primarily driven by an increase in travel & entertainment expenses, as well as technology spend • FRE margin was 35% in Q1 2023, slightly down from 36% in Q1 2022, reflecting the impact of lower fee related performance revenues in the period Quarterly Fee Related Earnings ($mn) $183 $236 $213 $202 $193 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Fee Related Earnings ($mn) $598 $834 $193 2021 2022 1Q'23 FRE Margin2 36% 40% 37% 36% 35% 33% 37% 35% 9See Notes at end of document.

Investment Performance

CARRY FUNDS

	Fair Value of Investments ($ bn)	Appreciation (Depreciation) 1Q'23	Appreciation (Depreciation) LTM 1Q'23
Total Carry Funds	$185	2%	7%
Global Private Equity			
Corporate Private Equity	$84	1%	3%
Real Estate	$19	0%	5%
Infrastructure & Natural Resources	$21	0%	24%
Global Credit	$15	3%	7%
Global Investment Solutions	$47	5%	7%

LIQUID CREDIT

	Fair Value of Investments ($ bn)	Loan Level Return 1Q'23	Loan Level Return LTM 1Q'23	Average Annual Default Rate* LTM 1Q'23	Average Annual Default Rate* Last 3 Years
U.S. CLOs	$37	4%	2%	0.6%	0.6%
European CLOs	$12	3%	0%	1.0%	0.7%

PRIVATE & OTHER CREDIT

	Fair Value of Investments ($ bn)	Dividend Yield
Business Development Companies	$5	10%
Carlyle Tactical Private Credit	$2	11%

*LTM 1Q'23 and Last 3 Years Average Annual Default Rate exclude CBAM assets which defaulted prior to the March 2022 CBAM acquisition

- Our carry fund portfolio appreciated 2% across our investment platform in the first quarter
- LTM appreciation of 7% compared to elevated volatility across global equity markets over the past year. The MSCI ACWI All Cap index appreciated 6% in QI 2023, and there was depreciation of 9% over the LTM
- This performance reflects a slowing growth trend across our portfolio companies, as well as resilient operating performance, strong risk management and the benefits of our diversified portfolio construction

Totals may not sum due to rounding.

10

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Performance Revenues • Net Accrued Performance Revenues1 of $4.0 billion as of Q1 2023, flat to Q4 2022 as portfolio appreciation offset the impact of realizations • Realized Net Performance Revenues were $70 million in Q1 2023 – Realized Net Performance Revenues in the first quarter were driven by $4.5 billion in realizations, with the most significant impacts from our third Japan Buyout fund, our first and second U.S. Equity Opportunities funds, our eighth U.S. Real Estate fund, our first Credit Opportunities fund and our second Distressed Credit fund Net Accrued Performance Revenues ($mn) $3,965 $3,895 $3,895 $3,970$70 $75 4Q'22 Realized Net Performance Revenues Net Performance Revenues & Other 1Q'23 2 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'22 1Q'23 1Q'23 Global Private Equity3 $ 3,489 $ 3,443 $ 53 Corporate Private Equity 2,314 2,280 42 Real Estate 276 270 11 Infrastructure & Natural Resources 899 894 — Global Credit 102 105 15 Global Investment Solutions 374 422 2 Total $ 3,965 $ 3,970 $ 70 11See Notes at end of document. Totals may not sum due to rounding.

Total Assets Under Management

- Total Assets Under Management[1] increased to a record $381 billion at March 31, 2023, up 2% from the prior quarter and 17% from one year ago. The increase from Q4 2022 was attributable to appreciation in our carry fund portfolio, an increase in the fair value of assets covered by the strategic advisory services agreement with Fortitude, and new capital raised, which outpaced the impact of outflows for the period
- Available Capital[2] of $73 billion at March 31, 2023 increased slightly from $72 billion last quarter



Segment ($bn)
YoY Change
$325
$65
$91
$169
1Q'22
$381
$67
$150
$164
1Q'23
17%
2%
65%
(3)%
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER (Non-Carry Fund)
$75
TRADITIONAL CARRY FUNDS
$185
$381BN
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
$67
FORTITUDE
$55



Fair Value & Available Capital ($bn)
$164
$41
$123
$150
$12
$138
$67
$20
$47
$381
$73
$308
GPE
GC
GIS
Total
Fair Value
Available Capital

See Notes at end of document. Totals may not sum due to rounding.

12

Fair Value of Investments

- Fair Value of Investments[4] of $308 billion at March 31, 2023 increased 2% from $301 billion in the prior quarter, and is up 28% from one year ago. The quarterly increase is attributable to appreciation across the portfolio and deployment, which together outpaced realizations
- Fair value in traditional carry funds of $138 billion remained flat from Q4 2022 and is up 2% from one year ago. The in-carry ratio of 72% decreased slightly from 73% last quarter
- Fair value of our public portfolio comprised 5% of the traditional carry fund value at March 31, 2023, down from 6% in the prior quarter and 10% one year ago. This decline was the result of realizations and depreciation in our public portfolio



Fair Value of Investments By Product Type ($bn)[3]
$240
$61
$44
$135
1Q'22
$308
$123
$47
$138
1Q'23
Total
Credit & Other (Non-Carry Fund)
Global Investment Solutions Carry Funds
Traditional Carry Funds (GPE/GC)



Traditional Carry Funds
CORPORATE PRIVATE EQUITY
61%
$138BN
15%
INFRASTRUCTURE & NATURAL RESOURCES
13%
REAL ESTATE
11%
GLOBAL CREDIT

In-Carry Ratio[5]

72%

Publicly Traded

5%

Aged 4+ Years[6]

39%

See Notes at end of document. Totals may not sum due to rounding.

13

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 YoY Change 29% 3% 86% 1% $50 $6 $3 $2 FORTITUDE 23% OF TOTAL FEAUM Fee-earning Assets Under Management • Fee-earning Assets Under Management7 increased to a record $271 billion at March 31, 2023, up 2% from the prior quarter and 29% from one year ago. The increase from Q4 2022 was driven by an increase in the fair value of assets covered by the strategic advisory services agreement with Fortitude, as well as deployment in funds which charge fees on invested capital • Perpetual Capital Fee-earning AUM9 of $62 billion as of March 31, 2023 represents 23% of Fee-earning AUM, and increased from $58 billion at Q4 2022 primarily as a result of an increase in the fair value of assets covered by the strategic advisory services agreement with Fortitude • Pending Fee-earning AUM8 of $13 billion as of March 31, 2023 decreased slightly from $14 billion one year ago, as new fundraising was more than offset by the impact of deployment in funds which charge fees on invested capital 14 See Notes at end of document. Totals may not sum due to rounding. $123 $50 $38 $60 $107 $108 $67 $125 $37 $38 $211 $271 GPE GC GIS 1Q'22 1Q'23 $271BN TRADITIONAL CARRY FUNDS GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS CREDIT & OTHER (Non-Carry Fund) $62BN Product Type ($bn)3Segment ($bn) OTHER DIRECT LENDING REAL ESTATE Perpetual Capital FEAUM ($bn) FORTITUDE

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Fundraising was $6.8 billion in Q1 2023, driven by first closings in our sixth Asia Buyout fund, NGP’s* latest Energy fund, and our ninth AlpInvest co-investment fund, as well as closings in our third Opportunistic Credit fund. Fundraising of $27.6 billion for the LTM decreased 48% from the prior LTM period • Invested Capital in carry funds was $3.8 billion in Q1 2023, and was led by activity in our ninth U.S. Real Estate fund (CRP IX), fifth Europe Technology fund (CETP V), second and third Opportunistic Credit funds (CCOF II & III), Core Plus Real Estate fund (CPI), and our AlpInvest funds. Invested Capital of $27.8 billion for the LTM decreased 29% from the prior LTM period • Realized Proceeds from carry funds were $4.5 billion in Q1 2023, driven by realizations in our eleventh and twelfth NGP Energy funds, our seventh U.S. Buyout fund (CP VII), our first and second Opportunistic Credit funds (CCOF I & II), and our AlpInvest funds. Realized Proceeds of $31.9 billion for the LTM decreased 28% from the prior LTM period FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 1Q'23 LTM 1Q'23 1Q'23 LTM 1Q'23 1Q'23 LTM 1Q'23 Total $6.8 $27.6 $3.8 $27.8 $4.5 $31.9 Global Private Equity1 $3.4 $11.0 $1.8 $15.0 $2.9 $22.8 Corporate Private Equity $2.1 $7.8 $0.8 $8.9 $1.3 $15.6 Real Estate $0.2 $0.8 $0.7 $4.5 $0.2 $2.0 Infrastructure & Natural Resources $1.0 $2.4 $0.3 $1.7 $1.3 $5.2 Global Credit $1.9 $12.4 $0.7 $7.5 $0.7 $3.6 Global Investment Solutions $1.5 $4.2 $1.2 $5.2 $0.9 $5.5 15See Notes at end of document. Totals may not sum due to rounding. *Our investments in NGP include equity interests in NGP Management Company, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. We do not control or advise the NGP funds.

Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity $107 $30 $27 $164BN (Dollars in millions) 1Q'22 1Q'23 Fund management fees $ 304.2 $ 326.9 Transaction and portfolio advisory fees, net and other 6.1 5.4 Fee related performance revenues 30.6 9.6 Fee Revenues $ 340.9 $ 341.9 Cash-based compensation and benefits 153.0 148.7 General, administration and other indirect expenses 45.5 57.1 Depreciation and amortization expense 6.3 6.7 Operating Expenses $ 204.8 $ 212.5 (=) Fee Related Earnings $ 136.1 $ 129.4 (+) Realized Performance Revenues 199.9 99.0 (-) Realized Performance Revenues Related Compensation 90.7 46.3 Realized Net Performance Revenues 109.2 52.7 (+) Realized Principal Investment Income (Loss) 14.2 11.9 (-) Net Interest 15.4 11.2 (=) Distributable Earnings $ 244.1 $ 182.8 CORPORATE PRIVATE EQUITY REAL ESTATE INFRASTRUCTURE & NATURAL RESOURCES 17 TOTAL AUM Totals may not sum due to rounding. • Fee Related Earnings of $129 million in Q1 2023 decreased from $136 million in Q1 2022, primarily driven by lower fee related performance revenues generated by our Core Plus real estate strategy and higher general and administration expenses, partially offset by the impact of fundraising in our latest vintage U.S. Buyout and Europe Technology funds. Q1 2023 management fees included $8 million in catch-up management fees in the quarter compared to $1 million in Q1 2022 • Total AUM of $164 billion increased slightly from the prior quarter, as fundraising and modest appreciation were largely offset by realizations, and decreased 3% year-over-year • Invested Capital of $1.8 billion in Q1 2023 and $15.0 billion for the LTM. Q1 2023 investment activity was driven by deployment in CRP IX, CETP V and CPI • Realized Proceeds of $2.9 billion in Q1 2023 and $22.8 billion for the LTM. Q1 2023 realized proceeds were primarily generated by NGP XI, NGP XII, CP VII and CRP VIII • Realized Net Performance Revenues of $53 million in Q1 2023 were primarily generated by realization events in CJP III, CEOF I, CEOF II and CRP VIII

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit (Dollars in millions) 1Q'22 1Q'23 Fund management fees $ 93.7 $ 122.6 Transaction and portfolio advisory fees, net and other 10.1 11.0 Fee related performance revenues 13.9 18.4 Fee Revenues $ 117.7 $ 152.0 Cash-based compensation and benefits 67.2 80.4 General, administration and other indirect expenses 23.5 21.7 Depreciation and amortization expense 2.0 2.0 Operating Expenses $ 92.7 $ 104.1 (=) Fee Related Earnings $ 25.0 $ 47.9 (+) Realized Performance Revenues 13.7 27.7 (-) Realized Performance Revenues Related Compensation 6.7 12.7 Realized Net Performance Revenues 7.0 15.0 (+) Realized Principal Investment Income (Loss) 10.3 9.0 (-) Net Interest 6.7 3.0 (=) Distributable Earnings $ 35.6 $ 68.9 $50 $24$15 $55 $6 LIQUID CREDIT REAL ASSETS CREDIT $150BN • Fee Related Earnings of $48 million in Q1 2023 increased over 90% compared to Q1 2022, reflecting the impact of the CBAM acquisition and deployment in funds that charge fees on invested capital. The 29% increase in fee revenues from Q1 2022 to Q1 2023 was partially offset by a 20% increase in cash-based compensation expense driven by increased headcount • Fee related performance revenues included fees from our business development companies and credit interval fund (CTAC), and totaled $18 million in Q1 2023 compared to $14 million in Q1 2022 • Total AUM of $150 billion increased 3% from Q4 2022 and 65% year-over-year, with the increase for the quarter driven by an increase in the fair value of assets covered by the strategic advisory services agreement with Fortitude, partially offset by the impact of realizations and outflows in other funds • Fundraising of $1.9 billion in Q1 2023 and $12.4 billion for the LTM, with Q1 2023 fundraising driven by closings in the latest vintage opportunistic credit fund • Invested Capital from traditional carry funds was $0.7 billion in Q1 2023 and $7.5 billion for the LTM, with Q1 2023 investment activity primarily driven by investments in CCOF II and CCOF III. Our Direct Lending strategy had gross originations of $0.4 billion in Q1 2023 and $3.7 billion LTM. Carlyle issued no new CLOs during the quarter • Realized Net Performance Revenues of $15 million in Q1 2023 were driven by realization activity in CCOF I and our second distressed credit fund (CSP II) OTHER 18 PRIVATE CREDIT TOTAL AUM FORTITUDE 1 See Notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Fee Related Earnings of $16 million in Q1 2023 decreased 27% from $22 million in Q1 2022, driven by higher cash-based compensation expense against flat fee revenues • Fee related performance revenues of $1 million in Q1 2023 was driven by the launch of Carlyle AlpInvest Private Markets Fund, an open-ended retail oriented product • Total AUM of $67 billion increased 2% year-over-year driven by fundraising of $4.2 billion and investment appreciation of 7%, partially offset by $5.5 billion of realized proceeds and the negative impact of foreign currency translation • Fundraising of $1.5 billion in Q1 2023 includes the first close on our latest vintage Co-Investments fund. Fundraising for the LTM was $4.2 billion • Invested Capital of $1.2 billion in Q1 2023 and $5.2 billion for the LTM • Realized Proceeds of $0.9 billion in Q1 2023 and $5.5 billion for the LTM • Realized Net Performance Revenues of $2 million in Q1 2023 were flat against the comparable prior year period • Net Accrued Performance Revenues were $422 million, a 13% increase from Q4 2022, as funds in which Carlyle has significant performance revenue ownership continue to mature and perform well (Dollars in millions) 1Q'22 1Q'23 Fund management fees $ 56.3 $ 56.7 Transaction and portfolio advisory fees, net and other — — Fee related performance revenues — 0.8 Fee Revenues $ 56.3 $ 57.5 Cash-based compensation and benefits 25.6 31.5 General, administration and other indirect expenses 7.3 8.7 Depreciation and amortization expense 1.2 1.2 Operating Expenses $ 34.1 $ 41.4 (=) Fee Related Earnings $ 22.2 $ 16.1 (+) Realized Performance Revenues 22.7 38.4 (-) Realized Performance Revenues Related Compensation 20.9 36.6 Realized Net Performance Revenues 1.8 1.8 (+) Realized Principal Investment Income (Loss) 1.8 2.9 (-) Net Interest 2.7 0.9 (=) Distributable Earnings $ 23.1 $ 19.9 $22 $18 $26 SECONDARY CO-INVESTMENTS PRIMARY & OTHER2 $67BN 19See Notes at end of document. Totals may not sum due to rounding. TOTAL AUM

Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Note: Historical and quarterly results by segment available in Q1 2023 financial supplement on Carlyle's investor relations website. (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and exclude amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions, except per share amounts) 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 SEGMENT REVENUES Fund management fees $ 454.2 $ 516.2 $ 514.1 $ 512.4 $ 506.2 Transaction and portfolio advisory fees, net and other 16.2 42.2 35.0 17.7 16.4 Fee related performance revenues 44.5 35.1 20.6 29.1 28.8 Total segment fee revenues 514.9 593.5 569.7 559.2 551.4 Realized performance revenues 236.3 519.9 764.8 459.7 165.1 Realized principal investment income 26.3 43.8 56.7 23.8 23.8 Interest income 2.0 4.0 10.5 16.3 13.9 Total Segment Revenues $ 779.5 $ 1,161.2 $ 1,401.7 $ 1,059.0 $ 754.2 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 245.8 $ 259.7 $ 246.7 $ 242.0 $ 260.6 Realized performance revenues related compensation 118.3 249.0 373.7 241.2 95.6 Total compensation and benefits1 364.1 508.7 620.4 483.2 356.2 General, administrative and other expenses 76.3 87.9 100.8 104.8 87.5 Depreciation and amortization expense 9.5 9.5 9.6 10.3 9.9 Interest expense 26.8 26.3 26.5 27.7 29.0 Total Segment Expenses $ 476.7 $ 632.4 $ 757.3 $ 626.0 $ 482.6 Total Segment Revenues 779.5 1,161.2 1,401.7 1,059.0 754.2 Total Segment Expenses 476.7 632.4 757.3 626.0 482.6 (=) Distributable Earnings $ 302.8 $ 528.8 $ 644.4 $ 433.0 $ 271.6 (-) Realized Net Performance Revenues 118.0 270.9 391.1 218.5 69.5 (-) Realized Principal Investment Income 26.3 43.8 56.7 23.8 23.8 (+) Net Interest 24.8 22.3 16.0 11.4 15.1 (=) Fee Related Earnings $ 183.3 $ 236.4 $ 212.6 $ 202.1 $ 193.4 After-tax Distributable Earnings, per common share $ 0.74 $ 1.17 $ 1.42 $ 1.01 $ 0.63 Dividend per common share $ 0.325 $ 0.325 $ 0.325 $ 0.325 $ 0.35 Carlyle First Quarter 2023 Total Segment Results Equity-based compensation $ 40.7 $ 48.3 $ 56.0 $ 16.9 $ 57.1 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle shareholders, including cash and equivalents, net accrued performance revenue and investments, net of debt obligations, totaled $5.6 billion at March 31, 2023 • Balance sheet cash totaled $1.1 billion as of March 31, 2023, with no balance drawn on our $1.0 billion revolving line of credit KEY BALANCE SHEET ITEMS 1 ($mn) 3/31/2023 Cash, cash equivalents and corporate treasury investments $1,112.1 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $3,970.3 Investments attributable to Carlyle shareholders3 $2,359.9 Debt obligations4 $1,853.8 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of March 31, 2023 are net of $41 million in accrued giveback obligations and $3.6 billion in accrued performance allocations and incentive fee compensation. See page 34 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 34 for a reconciliation to U.S. GAAP. (4) Excludes approximately $422 million in carrying value of loans used to finance CLO investments and $495 million of lease liabilities. 0.6 (0.5) (0.7) 2.1 2.4 2.4 3.9 4.0 4.0 2021 2022 1Q'23 ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 22

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) Three Months Ended March 31, 2023 Twelve Months Ended March 31, 2023 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity* Global Credit* Global Investment Solutions Total Balance, Beginning of Period $ 163,098 $ 146,302 $ 63,291 $ 372,691 $ 169,086 $ 90,814 $ 65,266 $ 325,166 Inflows1 3,468 1,917 1,558 6,943 12,758 60,863 4,397 78,018 Outflows (including realizations)2 (2,478) (2,405) (1,128) (6,011) (22,197) (6,684) (6,238) (35,119) Market Activity & Other3 74 4,050 2,319 6,443 5,660 5,203 4,349 15,212 Foreign Exchange4 268 171 742 1,181 (877) (161) (992) (2,030) Balance, End of Period $ 164,430 $ 150,035 $ 66,782 $ 381,247 $ 164,430 $ 150,035 $ 66,782 $ 381,247 Fee-earning AUM Roll Forward (Unaudited) Three Months Ended March 31, 2023 Twelve Months Ended March 31, 2023 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity* Global Credit* Global Investment Solutions Total Balance, Beginning of Period $ 107,801 $ 121,229 $ 37,547 $ 266,577 $ 106,665 $ 67,250 $ 37,145 $ 211,060 Inflows5 1,486 1,233 1,144 3,863 10,953 61,966 4,336 77,255 Outflows (including realizations)6 (1,592) (670) (591) (2,853) (9,127) (5,982) (2,879) (17,988) Market Activity & Other7 (73) 3,347 (174) 3,100 (152) 2,240 219 2,307 Foreign Exchange8 175 161 335 671 (542) (174) (560) (1,276) Balance, End of Period** $ 107,797 $ 125,300 $ 38,261 $ 271,358 $ 107,797 $ 125,300 $ 38,261 $ 271,358 23See Notes at end of document. Totals may not sum due to rounding. *LTM 1Q’23 Total AUM and Fee-earning AUM inflows for Global Private Equity include $2 billion related to the Abingworth transaction. LTM 1Q’23 Total AUM and Fee-earning AUM inflows for Global Credit include $48 billion related to the strategic advisory services agreement with Fortitude executed in April 2022. **Fee-earning AUM balances as of March 31, 2023 exclude Pending Fee-earning AUM of $13 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2023 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of March 31, 2023 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital (29) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,405 $ 6,787 47% $ 1 $ 7,339 1.1x NM NM $ — n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,518 95% $ 1,770 $ 21,951 1.4x 13% 8% $ 391 $ 1,594 1.2x 12% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 23,182 $ 6,950 2.3x 19% 15% $ 454 $ 26,661 2.5x 23% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 28,041 $ 844 2.2x 18% 14% $ 90 $ 28,130 2.3x 20% CEP V (Oct 2018 / Sep 2024) € 6,416 € 5,046 79% € 1,360 € 5,737 1.4x 23% 13% $ 163 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,797 103% € 5,457 € 1,955 2.0x 18% 12% $ 180 € 5,662 2.3x 23% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 11,716 € 72 2.3x 19% 14% $ 8 € 11,648 2.3x 19% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 5,701 87% $ 1,423 $ 5,883 1.3x 20% 9% $ 96 $ 907 1.8x 143% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,044 104% $ 6,181 $ 2,105 2.0x 18% 13% $ 220 $ 7,126 2.8x 27% CAP III (Jun 2008 / Jul 2013) $ 2,552 $ 2,543 100% $ 5,123 $ 16 2.0x 17% 12% $ 3 $ 5,139 2.0x 17% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 178,985 69% ¥ 5,996 ¥ 227,643 1.3x 51% 24% $ 27 n/a n/a n/a CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 206,612 ¥ 38,559 2.7x 24% 17% $ 19 ¥ 202,102 3.4x 27% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 932 93% $ 377 $ 1,724 2.3x 37% 27% $ 105 $ 815 6.5x 56% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,959 $ 500 2.6x 27% 20% $ 41 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,213 $ 333 27% $ — $ 348 1.0x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,361 98% $ 2,440 $ 2,316 2.0x 21% 15% $ 165 $ 2,748 3.5x 52% CEOF I (Sep 2011 / Nov 2015) $ 1,119 $ 1,175 105% $ 1,717 $ 124 1.6x 12% 8% $ 34 $ 1,681 1.6x 14% CETP V (Mar 2022 / Jun 2028) € 3,162 € 574 18% € — € 572 1.0x NM NM $ — n/a n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,173 87% € 788 € 1,802 2.2x 51% 36% $ 99 € 788 9.3x 122% CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,269 € 576 3.1x 42% 29% $ 47 € 1,294 3.4x 46% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 5 $ 1,058 1.1x NM NM $ — n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,125 87% $ 1,410 $ 2,966 1.4x 7% 5% $ 64 $ 1,683 2.1x 17% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 953 92% $ 1,124 $ 90 1.3x 6% 1% $ — $ 1,122 1.3x 7% CSABF (Dec 2009 / Dec 2016) $ 776 $ 737 95% $ 492 $ 342 1.1x 2% Neg $ — $ 624 1.3x 4% All Other Active Funds & Vehicles(10) $ 22,885 n/a $ 23,262 $ 14,958 1.7x 22% 15% $ 74 $ 23,557 2.2x 33% Fully Realized Funds & Vehicles(11) $ 24,220 n/a $ 60,552 $ — 2.5x 28% 20% $ 3 $ 60,552 2.5x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 141,443 n/a $ 183,038 $ 83,166 1.9x 25% 18% $ 2,280 $ 186,896 2.4x 27% 24See Notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2023 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of March 31, 2023 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital(29) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(12) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX ( Oct 2021 / Oct 2026 ) $ 7,987 $ 2,082 26% $ — $ 2,119 1.0x NM NM $ — n/a n/a n/a CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 5,050 92% $ 4,118 $ 4,509 1.7x 45% 28% $ 173 $ 4,164 2.1x 55% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,819 92% $ 4,902 $ 1,543 1.7x 18% 12% $ 70 $ 4,873 1.8x 22% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,164 92% $ 3,789 $ 143 1.8x 27% 18% $ 5 $ 3,709 1.9x 29% CPI (May 2016 / n/a) $ 7,987 $ 6,992 88% $ 2,185 $ 7,334 1.4x 18% 17% n/a* $ 1,343 1.7x 9% All Other Active Funds & Vehicles(14) $ 8,840 n/a $ 10,979 $ 2,839 1.6x 10% 7% $ 21 $ 10,611 1.6x 11% Fully Realized Funds & Vehicles(15) $ 6,912 n/a $ 9,738 $ 5 1.4x 10% 6% $ — $ 9,743 1.4x 11% TOTAL REAL ESTATE(13) $ 35,860 n/a $ 35,712 $ 18,493 1.5x 13% 9% $ 270 $ 34,443 1.7x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,008 44% $ 608 $ 934 1.5x 37% 16% $ 30 $ 589 2.5x NM** CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,378 95% $ 1,865 $ 2,538 1.9x 17% 10% $ 158 $ 2,690 2.6x 25% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,542 101% $ 842 $ 1,956 1.8x 17% 11% $ 105 $ 509 2.5x 22% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,769 80% $ 296 $ 2,114 1.4x 24% 11% $ 43 $ 251 1.4x 15% NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 2,857 66% $ 1,707 $ 3,708 1.9x 21% 15% $ 191 $ 1,283 3.1x 41% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,979 93% $ 4,632 $ 4,840 1.9x 15% 11% $ 342 $ 5,994 2.2x 29% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,306 $ 389 1.1x 3% Neg $ — $ 3,140 1.2x 5% All Other Active Funds & Vehicles(17) $ 4,703 n/a $ 2,664 $ 4,198 1.5x 15% 12% $ 26 $ 3,092 2.3x 25% Fully Realized Funds & Vehicles(18) $ 1,190 n/a $ 1,435 $ 1 1.2x 3% 1% $ — $ 1,436 1.2x 3% TOTAL INFRASTRUCTURE & NATURAL RESOURCES(13) $ 23,778 n/a $ 17,356 $ 20,677 1.6x 12% 8% $ 894 $ 18,984 1.9x 15% Legacy Energy Funds(16) $ 16,741 n/a $ 23,983 $ 60 1.4x 12% 6% $ (1) $ 23,576 1.5x 14% 25See Notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI of $45 million are excluded from Net Accrued Performance Revenues. These amounts will be reflected as fee related performance revenues when realized, and included in Fund level fee revenues in our segment results. **The IRR is incalculable, which occurs in instances when a distribution occurs prior to a Limited Partner capital contribution due to the use of fund-level credit facilities.

Global Credit Fund Performance (Carry Funds Only)

($ mn)

Fund (Fee Initiation Date / Stepdown Date)(28)	Committed Capital(29)	Cumulative Invested Capital(19)	Percent Invested	TOTAL INVESTMENTS As of March 31, 2023 Realized Value(2)	Remaining Fair Value(3)	MOIC (4)	Gross IRR (6)(12)	Net IRR (7)(12)	Net Accrued Carry/(Giveback)(8)
GLOBAL CREDIT CARRY FUNDS									
CCOF III (Feb 2023 / Dec 2027)	$ 1,843	$ 180	10%	$ —	$ 182	1.0x	NM	NM	$ —
CCOF II (Nov 2020 / Oct 2025)	$ 4,425	$ 4,524	102%	$ 447	$ 4,668	1.1x	15%	10%	$ 44
CCOF I (Nov 2017 / Sep 2022)	$ 2,373	$ 3,459	146%	$ 2,716	$ 1,888	1.3x	18%	13%	$ 39
CSP IV (Apr 2016 / Dec 2020)	$ 2,500	$ 2,500	100%	$ 909	$ 2,353	1.3x	14%	7%	$ —
CSP III (Dec 2011 / Aug 2015)	$ 703	$ 703	100%	$ 929	$ 58	1.4x	19%	9%	$ —
CSP II (Dec 2007 / Jun 2011)	$ 1,352	$ 1,352	100%	$ 2,491	$ 1	1.8x	17%	11%	$ —
CEMOF II (Dec 2015 / Jun 2019)	$ 1,692	$ 1,713	101%	$ 1,805	$ 362	1.3x	7%	3%	$ —
SASOF III (Nov 2014 / n/a)	$ 833	$ 991	119%	$ 1,193	$ 100	1.3x	19%	11%	$ 12
All Other Active Funds & Vehicles(20)		$ 8,370	n/a	$ 1,616	$ 6,584	1.0x	NM	NM	$ 10
Fully Realized Funds & Vehicles(21)		$ 5,230	n/a	$ 5,642	$ 1	1.1x	3%	Neg	$ —
TOTAL GLOBAL CREDIT CARRY FUNDS		$ 29,022	n/a	$ 17,749	$ 16,197	1.2x	10%	4%	$ 105

See Notes at end of document. Totals may not sum due to rounding.

26

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of March 31, 2023 GLOBAL INVESTMENT SOLUTIONS(22)(26) Vintage Year Fund Size Cumulative Invested Capital (1)(23) Realized Value (23) Remaining Fair Value(23) Total Fair Value(9)(23) MOIC(4) Gross IRR (12)(24) Net IRR (12)(27) Net Accrued Carry/ (Giveback)(8)* Secondaries and Portfolio Finance ASF VII 2020 $ 6,769 $ 3,475 $ 690 $ 4,207 $ 4,897 1.4x 32% 23% $ 57 ASF VII - SMAs 2020 € 2,006 € 1,184 € 258 € 1,421 € 1,679 1.4x 31% 26% $ 22 ASF VI 2017 $ 3,333 $ 3,039 $ 2,630 $ 2,213 $ 4,843 1.6x 20% 16% $ 60 ASF VI - SMAs 2017 € 2,817 € 2,617 € 1,620 € 2,652 € 4,272 1.6x 18% 17% $ 46 ASF V 2012 $ 756 $ 651 $ 956 $ 232 $ 1,188 1.8x 19% 15% $ 9 ASF V - SMAs 2012 € 3,916 € 4,088 € 6,675 € 995 € 7,671 1.9x 21% 20% $ 18 SMAs 2009-2011 2010 € 1,859 € 2,021 € 3,426 € 71 € 3,496 1.7x 19% 18% $ — All Other Active Funds & Vehicles (25) Various $ 818 $ 481 $ 599 $ 1,080 1.3x 22% 20% $ 6 Fully Realized Funds & Vehicles Various € 4,283 € 7,014 € 42 € 7,056 1.6x 19% 18% $ — Co-Investments ACF VIII 2021 $ 3,614 $ 2,329 $ 31 $ 2,662 $ 2,694 1.2x 14% 10% $ 9 ACF VIII - SMAs 2021 $ 1,060 $ 611 $ 16 $ 704 $ 720 1.2x 16% 13% $ 3 ACF VII 2017 $ 1,688 $ 1,610 $ 664 $ 2,271 $ 2,935 1.8x 19% 16% $ 47 ACF VII - SMAs 2017 € 1,452 € 1,415 € 470 € 1,933 € 2,402 1.7x 19% 16% $ 40 SMAs 2014-2016 2014 € 1,274 € 1,123 € 2,105 € 819 € 2,923 2.6x 26% 24% $ 14 SMAs 2012-2013 2012 € 1,124 € 1,075 € 2,642 € 498 € 3,141 2.9x 28% 26% $ 4 SMAs 2009-2010 2010 € 1,475 € 1,395 € 3,537 € 547 € 4,084 2.9x 23% 22% $ — Strategic SMAs Various $ 3,161 $ 901 $ 4,204 $ 5,105 1.6x 22% 20% $ 49 All Other Active Funds & Vehicles (25) Various € 396 € 582 € 54 € 636 1.6x 16% 14% $ 2 Fully Realized Funds & Vehicles Various € 5,767 € 9,915 € 1 € 9,916 1.7x 14% 12% $ — Primary Investments SMAs 2021-2023 2021 € 3,949 € 367 € 4 € 383 € 387 1.1x NM NM $ — SMAs 2018-2020 2018 $ 3,101 $ 1,682 $ 208 $ 2,057 $ 2,265 1.3x 20% 19% $ 1 SMAs 2015-2017 2015 € 2,501 € 2,329 € 1,734 € 2,760 € 4,494 1.9x 24% 23% $ 9 SMAs 2012-2014 2012 € 5,080 € 5,887 € 7,865 € 5,088 € 12,953 2.2x 19% 19% $ 19 SMAs 2009-2011 2009 € 4,877 € 5,754 € 9,661 € 2,700 € 12,360 2.1x 18% 17% $ 1 SMAs 2006-2008 2005 € 11,500 € 13,551 € 21,751 € 1,732 € 23,483 1.7x 10% 10% $ — SMAs 2003-2005 2003 € 4,628 € 5,115 € 8,052 € 244 € 8,295 1.6x 10% 9% $ — All Other Active Funds & Vehicles (25) Various € 1,832 € 1,718 € 393 € 2,111 1.2x 3% 3% $ — Fully Realized Funds & Vehicles Various € 5,005 € 8,136 € 48 € 8,184 1.6x 12% 11% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 88,248 $ 112,190 $ 43,475 $ 155,664 1.8x 14% 13% $ 419 27See Notes at end of document. Totals may not sum due to rounding. *Net accrued carry excludes $3 million of net accrued carry as of March 31, 2023, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. See Notes at end of document for further detail.

Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Our dividend policy as a Corporation is to pay quarterly dividends of $0.35 per share of common stock, or $1.40 annually (prior to the 1Q’23 dividend to be paid in May 2023, our policy was to pay quarterly dividends of $0.325 per share of common stock, or $1.30 annually). See Notes at the end of the document for our Dividend Policy. ** Shares eligible for dividend include 0.1 million net common shares that will be issued in May 2023 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of March 31, 2023 because they will participate in the dividend paid on common shares in May 2023. (Dollars in millions, except per share data and where noted) 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 QoQ YoY FEE RELATED EARNINGS $ 183.3 $ 236.4 $ 212.6 $ 202.1 $ 193.4 (4)% 6% DISTRIBUTABLE EARNINGS $ 302.8 $ 528.8 $ 644.4 $ 433.0 $ 271.6 (37)% (10)% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 302.8 $ 528.8 $ 644.4 $ 433.0 $ 271.6 Less: Estimated current corporate, foreign, state and local taxes1 35.2 103.3 128.2 66.1 42.2 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 267.6 $ 425.5 $ 516.2 $ 366.9 $ 229.4 Estimated DE effective tax rate2 11.6% 19.5% 19.9% 15.3% 15.5 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.74 $ 1.17 $ 1.42 $ 1.01 $ 0.63 Dividend per common share* $ 0.325 $ 0.325 $ 0.325 $ 0.325 $ 0.35 TOTAL OUTSTANDING SHARES (in millions) 361.7 361.2 363.4 362.3 362.1 Shares eligible for dividend (in millions)** 361.8 363.4 363.6 364.2 362.2 29See Notes at end of document. • Our estimated DE effective tax rate was 15.5% in Q1 2023, reflecting the impact of tax deductions resulting from the vesting of restricted stock units in the first quarter as well as the recovery of certain tax basis step-ups and the amortization of intangible assets related to recent acquisitions

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) In connection with the initial drawdown of the March 2022 capital raise from Fortitude, the Company’s indirect ownership of Fortitude decreased from 19.9% to 13.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $177 million. At the time the remaining capital is called by Fortitude, the Company’s indirect ownership will further decrease to 10.5% and the Company expects to record an additional reduction in carrying value and related loss. These amounts are excluded from the total segment results. (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (Dollars in millions) 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 FY'21 FY'22 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 742.7 $ 299.7 $ 358.6 $ 171.5 $ 159.6 $ 4,027.5 $ 1,572.5 Adjustments: Net unrealized performance revenues (466.6) (70.8) 152.2 201.5 18.4 (1,606.2) (183.7) Unrealized principal investment (income) loss (23.7) 27.1 29.9 5.0 29.0 (351.8) 38.3 Prinicpal investment loss from dilution of indirect investment in Fortitude1 — 176.9 — — — — 176.9 Equity-based compensation2 40.7 48.3 56.0 16.9 57.1 172.9 161.9 Acquisition related charges, including amortization of intangibles and impairment 29.1 53.4 42.4 62.5 28.7 37.7 187.4 Tax (expense) benefit associated with certain foreign performance revenues (0.8) — 3.8 — (0.5) (17.1) 3.0 Net (income) loss attributable to non-controlling interests in consolidated entities (23.2) (3.5) (1.6) (31.4) (24.6) (70.5) (59.7) Debt extinguishment costs — — — — — 10.2 — Right-of-use asset impairment — — — — — 26.8 — Other adjustments 4.6 (2.3) 3.1 7.0 3.9 14.2 12.4 DISTRIBUTABLE EARNINGS $ 302.8 $ 528.8 $ 644.4 $ 433.0 $ 271.6 $ 2,243.7 $ 1,909.0 Realized net performance revenues 118.0 270.9 391.1 218.5 69.5 1,529.6 998.5 Realized principal investment income 26.3 43.8 56.7 23.8 23.8 209.5 150.6 Net interest 24.8 22.3 16.0 11.4 15.1 93.5 74.5 FEE RELATED EARNINGS $ 183.3 $ 236.4 $ 212.6 $ 202.1 $ 193.4 $ 598.1 $ 834.4 30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended March 31, 2022				
Revenues	$ 779.5	$ 61.7	$ 740.6	$ 1,581.8 [2]
Expenses	$ 476.7	$ 52.9	$ 312.3	$ 841.9 [2]
Other income (loss)	$ —	$ 2.8	$ —	$ 2.8 [3]
Distributable Earnings	$ 302.8	$ 11.6	$ 428.3	$ 742.7 [4]
Three Months Ended June 30, 2022				
Revenues	$ 1,161.2	$ 63.2	$ (175.4)	$ 1,049.0 [2]
Expenses	$ 632.4	$ 51.1	$ 42.3	$ 725.8 [2]
Other income (loss)	$ —	$ (23.5)	$ —	$ (23.5) [3]
Distributable Earnings	$ 528.8	$ (11.4)	$ (217.7)	$ 299.7 [4]
Three Months Ended September 30, 2022				
Revenues	$ 1,401.7	$ 79.7	$ (392.9)	$ 1,088.5 [2]
Expenses	$ 757.3	$ 62.0	$ (119.7)	$ 699.6 [2]
Other income (loss)	$ —	$ (30.3)	$ —	$ (30.3) [3]
Distributable Earnings	$ 644.4	$ (12.6)	$ (273.2)	$ 358.6 [4]
Three Months Ended December 31, 2022				
Revenues	$ 1,059.0	$ 106.4	$ (446.0)	$ 719.4 [2]
Expenses	$ 626.0	$ 89.3	$ (157.9)	$ 557.4 [2]
Other income (loss)	$ —	$ 9.5	$ —	$ 9.5 [3]
Distributable Earnings	$ 433.0	$ 26.6	$ (288.1)	$ 171.5 [4]
Three Months Ended March 31, 2023				
Revenues	$ 754.2	$ 121.9	$ (17.1)	$ 859.0 [2]
Expenses	$ 482.6	$ 97.2	$ 123.2	$ 703.0 [2]
Other income (loss)	$ —	$ 3.6	$ —	$ 3.6 [3]
Distributable Earnings	$ 271.6	$ 28.3	$ (140.3)	$ 159.6 [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2021				
Revenues	$ 4,950.1	$ 253.2	$ 3,578.8	$ 8,782.1 [2]
Expenses	$ 2,706.4	$ 217.8	$ 1,832.9	$ 4,757.1 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 2,243.7	$ 37.9	$ 1,745.9	$ 4,027.5 [4]
Year Ended December 31, 2022				
Revenues	$ 4,401.4	$ 311.0	$ (273.7)	$ 4,438.7 [2]
Expenses	$ 2,492.4	$ 255.3	$ 77.0	$ 2,824.7 [2]
Other income (loss)	$ —	$ (41.5)	$ —	$ (41.5) [3]
Distributable Earnings	$ 1,909.0	$ 14.2	$ (350.7)	$ 1,572.5 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 33.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 30.

31

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
	Three Months Ended March 31, 2022		
Performance revenues	$ 710.2	$ (473.9)	$ 236.3
Performance revenues related compensation expense	$ 370.7	$ (252.4)	$ 118.3
Net performance revenues	$ 339.5	$ (221.5)	$ 118.0
Principal investment income (loss)	$ 319.6	$ (293.3)	$ 26.3
	Three Months Ended June 30, 2022		
Performance revenues	$ 337.9	$ 182.0	$ 519.9
Performance revenues related compensation expense	$ 207.0	$ 42.0	$ 249.0
Net performance revenues	$ 130.9	$ 140.0	$ 270.9
Principal investment income (loss)	$ 56.7	$ (12.9)	$ 43.8
	Three Months Ended September 30, 2022		
Performance revenues	$ 298.1	$ 466.7	$ 764.8
Performance revenues related compensation expense	$ 163.5	$ 210.2	$ 373.7
Net performance revenues	$ 134.6	$ 256.5	$ 391.1
Principal investment income (loss)	$ 124.2	$ (67.5)	$ 56.7
	Three Months Ended December 31, 2022		
Performance revenues	$ (18.7)	$ 478.4	$ 459.7
Performance revenues related compensation expense	$ (21.3)	$ 262.5	$ 241.2
Net performance revenues	$ 2.6	$ 215.9	$ 218.5
Principal investment income (loss)	$ 70.0	$ (46.2)	$ 23.8
	Three Months Ended March 31, 2023		
Performance revenues	$ 160.8	$ 4.3	$ 165.1
Performance revenues related compensation expense	$ 105.7	$ (10.1)	$ 95.6
Net performance revenues	$ 55.1	$ 14.4	$ 69.5
Principal investment income (loss)	$ 11.7	$ 12.1	$ 23.8

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
	Year Ended December 31, 2021		
Performance revenues	$ 6,084.6	$ (3,146.0)	$ 2,938.6
Performance revenues related compensation expense	$ 2,961.0	$ (1,552.0)	$ 1,409.0
Net performance revenues	$ 3,123.6	$ (1,594.0)	$ 1,529.6
Principal investment income (loss)	$ 637.3	$ (427.8)	$ 209.5
	Year Ended December 31, 2022		
Performance revenues	$ 1,327.5	$ 653.2	$ 1,980.7
Performance revenues related compensation expense	$ 719.9	$ 262.3	$ 982.2
Net performance revenues	$ 607.6	$ 390.9	$ 998.5
Principal investment income (loss)	$ 570.5	$ (419.9)	$ 150.6

See Notes at end of document.

32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 FY'21 FY'22 REVENUE RECONCILING ITEMS Unrealized performance revenues $ 698.8 $ 12.2 $ (376.2) $ (477.3) $ (20.7) $ 3,155.6 $ (142.5) Unrealized principal investment income (loss) 23.7 (27.1) (29.9) (5.0) (29.0) 351.8 (38.3) Principal investment loss from dilution of indirect investment in Fortitude — (176.9) — — — — (176.9) Adjustments related to expenses associated with NGP Management and its affiliates (3.1) (3.0) (3.8) (3.0) (3.4) (13.7) (12.9) Tax expense (benefit) associated with certain foreign performance revenues (0.1) — 0.1 0.1 — 0.2 0.1 Non-controlling interests and other adjustments to present certain costs on a net basis 17.9 13.7 28.4 59.0 50.8 159.6 119.0 Elimination of revenues of Consolidated Funds 3.4 5.7 (11.5) (19.8) (14.8) (74.7) (22.2) Total Revenue Reconciling Items $ 740.6 $ (175.4) $ (392.9) $ (446.0) $ (17.1) $ 3,578.8 $ (273.7) EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ 232.2 $ (58.6) $ (224.0) $ (275.8) $ (2.3) $ 1,549.4 $ (326.2) Equity-based compensation 40.7 48.3 56.0 16.9 57.1 172.9 161.9 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 29.1 53.4 42.4 62.5 28.7 37.7 187.4 Tax (expense) benefit associated with certain foreign performance revenues related compensation (0.7) — 3.7 (0.1) (0.5) (17.3) 2.9 Non-controlling interests and other adjustments to present certain costs on a net basis 16.5 11.8 7.5 46.9 40.0 78.5 82.7 Debt extinguishment costs — — — — — 10.2 — Right-of-use asset impairment — — — — — 26.8 — Other 4.6 (2.3) 3.1 7.0 3.9 14.2 12.4 Elimination of expenses of Consolidated Funds (10.1) (10.3) (8.4) (15.3) (3.7) (39.5) (44.1) Total Expense Reconciling Items $ 312.3 $ 42.3 $ (119.7) $ (157.9) $ 123.2 $ 1,832.9 $ 77.0 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $421.8 million in CLO borrowings as of March 31, 2023, $404.4 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 03/31/23 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,650.1 Less: Amounts attributable to non-controlling interests in Consolidated Funds (171.8) Plus: Investments in Consolidated Funds, eliminated in consolidation 222.2 Less: Strategic equity method investments in NGP Management1 (370.1) Less: Investment in NGP general partners - accrued performance allocations1 (566.1) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,764.3 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (404.4) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,359.9 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 03/31/23 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 7,093.1 Plus: Accrued performance allocations from NGP Carry Funds3 566.1 Less: Net accrued performance allocations presented as fee related performance revenues (44.9) Less: Accrued performance allocation-related expense (3,637.0) Plus: Receivable for giveback obligations from current and former employees 10.1 Less: Deferred taxes on certain foreign accrued performance allocations (27.5) Less: Net accrued performance allocations attributable to non-controlling interests in consolidated entities (0.3) Plus: Net accrued performance allocations attributable to Consolidated Funds, eliminated in Consolidation 7.2 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 3,966.8 Plus/Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed 3.5 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 3,970.3 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 FY'21 FY’22 REVENUES Fund management fees $ 450.5 $ 546.5 $ 535.9 $ 497.2 $ 500.8 $ 1,667.5 $ 2,030.1 Incentive fees 14.0 13.5 15.1 21.1 19.8 48.8 63.7 Investment income Performance allocations 710.2 337.9 298.1 (18.7) 160.8 6,084.6 1,327.5 Principal investment income (loss) 319.6 56.7 124.2 70.0 11.7 637.3 570.5 Total investment income (loss) 1,029.8 394.6 422.3 51.3 172.5 6,721.9 1,898.0 Interest and other income 25.8 31.2 35.5 43.4 44.0 90.7 135.9 Interest and other income of Consolidated Funds 61.7 63.2 79.7 106.4 121.9 253.2 311.0 Total Revenues 1,581.8 1,049.0 1,088.5 719.4 859.0 8,782.1 4,438.7 EXPENSES Compensation and benefits Cash-based compensation and benefits 254.3 274.0 251.4 272.3 260.2 908.0 1,052.0 Equity-based compensation 39.7 45.4 54.2 14.7 54.4 163.1 154.0 Performance allocations and incentive fee related compensation 370.7 207.0 163.5 (21.3) 105.7 2,961.0 719.9 Total compensation and benefits 664.7 526.4 469.1 265.7 420.3 4,032.1 1,925.9 General, administrative and other expenses 106.3 131.7 149.2 188.6 159.2 431.7 575.8 Interest 27.8 26.9 27.3 28.4 29.7 113.3 110.4 Interest and other expenses of Consolidated Funds 42.8 40.6 53.7 74.5 93.7 178.5 211.6 Other non-operating expenses (income) 0.3 0.2 0.3 0.2 0.1 1.5 1.0 Total Expenses 841.9 725.8 699.6 557.4 703.0 4,757.1 2,824.7 Net investment gains (losses) of consolidated funds 2.8 (23.5) (30.3) 9.5 3.6 2.5 (41.5) Income (loss) before provision for income taxes 742.7 299.7 358.6 171.5 159.6 4,027.5 1,572.5 Provision (benefit) for income taxes 147.9 50.8 76.2 12.9 34.3 982.3 287.8 Net income (loss) 594.8 248.9 282.4 158.6 125.3 3,045.2 1,284.7 Net income (loss) attributable to non-controlling interests in consolidated entities 23.2 3.5 1.6 31.4 24.6 70.5 59.7 Net income (loss) attributable to The Carlyle Group Inc. $ 571.6 $ 245.4 $ 280.8 $ 127.2 $ 100.7 $ 2,974.7 $ 1,225.0 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 1.60 $ 0.68 $ 0.77 $ 0.35 $ 0.28 $ 8.37 $ 3.39 Diluted $ 1.57 $ 0.67 $ 0.77 $ 0.35 $ 0.28 $ 8.20 $ 3.35 Weighted-average common shares (in millions) Basic 357.6 361.4 362.9 363.1 362.9 355.2 361.3 Diluted 363.0 366.3 366.8 366.6 365.4 362.6 365.7 Income before provision for income taxes margin 47.0% 28.6% 32.9% 23.8% 18.6% 45.9% 35.4% 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of March 31, 2023 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,010.1 $ — $ — $ 1,010.1 Cash and cash equivalents of Consolidated Funds — 228.8 — 228.8 Restricted cash 16.8 — — 16.8 Corporate treasury investments 102.0 — — 102.0 Investments, including performance allocations of $7,134.0 million 11,013.5 — (229.4) 10,784.1 Investments of Consolidated Funds — 7,067.3 — 7,067.3 Due from affiliates and other receivables, net 883.0 — (383.7) 499.3 Due from affiliates and other receivables of Consolidated Funds, net — 100.6 — 100.6 Fixed assets, net 141.8 — — 141.8 Lease right-of-use assets, net 331.5 — — 331.5 Deposits and other 104.7 6.4 — 111.1 Intangible assets, net 866.4 — — 866.4 Deferred tax assets 14.1 — — 14.1 Total assets $ 14,483.9 $ 7,403.1 $ (613.1) $ 21,273.9 LIABILITIES & EQUITY Debt obligations $ 2,275.6 $ — $ — $ 2,275.6 Loans payable of Consolidated Funds — 6,462.4 (376.5) 6,085.9 Accounts payable, accrued expenses and other liabilities 304.8 — — 304.8 Accrued compensation and benefits 3,894.2 — — 3,894.2 Due to affiliates 302.5 11.6 — 314.1 Deferred revenue 411.7 — — 411.7 Deferred tax liabilities 389.5 — — 389.5 Other liabilities of Consolidated Funds — 251.7 (0.9) 250.8 Lease liabilities 494.9 — — 494.9 Accrued giveback obligations 40.9 — — 40.9 Total liabilities 8,114.1 6,725.7 (377.4) 14,462.4 Total equity 6,369.8 677.4 (235.7) 6,811.5 Total liabilities and equity $ 14,483.9 $ 7,403.1 $ (613.1) $ 21,273.9 GAAP Balance Sheet (Unaudited) 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy In February 2023, our Board of Directors approved an increase in the anticipated common stock dividend to an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis), commencing with the first quarter 2023 dividend to be paid in May 2023. Prior to the first quarter 2023 dividend, our dividend policy for our common stock was an annual rate of $1.30 per share of common stock ($0.325 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 30. (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) Fee related performance revenues represent the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on realization events, and which have no risk of giveback. (2) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 11) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with, our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 34. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. A reconciliation of performance revenues to realized net performance revenues is included on page 32. (3) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 12-14) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and a third-party strategic investor. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 12-14) (continued) (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q1 2019 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. (9) “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, (d) our Interval Fund and (e) Carlyle AlpInvest Private Markets Fund (“CAPM”), our open-ended, retail-oriented product. Note on Key Metrics Activity (Page 15) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Segment Highlights (Pages 17-19) (1) Fortitude includes $5 billion related to the investment in Fortitude by Carlyle FRL and a third-party strategic investor. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (2) Includes Mezzanine funds. Notes on Total AUM Roll Forward (Page 23) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. Notes on Fee-earning AUM Roll Forward (Page 23) (5) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (6) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee- earning AUM. (7) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (8) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 24-27) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CEP II, ABV 8 and ACCD 2. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CJP II, CMG, CVP I, CVP II, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, CER II, CEREP III and CRP V. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP ETP IV, CPOCP, CRSEF and CRSEF II. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. 39

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 24-27)(continued) (19) Represents the original cost of investments since the inception of the fund. For CSP II, CSP III, and CSP IV, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CALF, and CICF. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CEMOF I, CSC, CMP I, CMP II, SASOF II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by AlpInvest. Excluded from the performance information shown are: (a) investments that were not originated by AlpInvest (i.e., AlpInvest did not make the original investment decision or recommendation); (b) Direct Investments, which was spun off from AlpInvest in 2005; (c) Carlyle AlpInvest Private Markets Fund; and (d) LP co-investment vehicles managed by AlpInvest. As of March 31, 2023, these excluded portfolios amounted to approximately $3.7 billion of AUM in the aggregate. (23) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (24) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest level. (25) Includes AlpInvest Atom Fund, all mezzanine investment portfolios, all ‘clean technology’ private equity investment portfolios, all strategic portfolio finance portfolios, and any state- focused investment mandate portfolios. (26) “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands forAlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. Co-Investments SMAs 2014-2016 does not include two SMAs that started in 2016 but invested a substantial majority alongside ACF VII. These two SMAs have instead been grouped with ACF VII - SMAs. An SMA may pursue multiple investment strategies and make commitments over multiple years. (27) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (28) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (29) All amounts shown represent total capital commitments as of March 31, 2023. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Capital Committed for CEMOF II reflects original committed capital of $2.8 billion, less $1.1 billion in commitments which were extinguished following a Key Person Event. Notes on Reconciliation for Distributable Earnings per Share (Page 29) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Notes on Reconciliation of GAAP to Total Segment Information (Page 32) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude. 40